UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 15, 2006
ADVENTRX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32157 (Commission File Number)	84-1318182 (IRS Employer Identification No.)
6725 Mesa Ridge Road, Suite 100
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 552-0866
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Other Events.
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 7.1
EXHIBIT 7.2
EXHIBIT 99.1

Item 4.02. Other Events.
On March 15, 2006, the management of ADVENTRX Pharmaceuticals, Inc. (the “Company” or “we”), determined that an interpretation of EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF 00-19”) would affect our accounting treatment of an equity financing that we consummated on July 27, 2005 (the “July 2005 Financing”) and determined, after consultation with the independent registered public accounting firm J.H. Cohn LLP (“JH Cohn”), which is the auditor of our financial statements, that we would be required to restate our financial statements for the quarter ended September 30, 2005 included in our Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2005 (the “Q3 Report”). As a result, our Audit Committee, Board of Directors and management have concluded that the financial statements in our Q3 Report should no longer be relied upon with respect to the accounting treatment of the July 2005 Financing and that we should amend certain portions of the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that do not adequately disclose the effect of the July 2005 Financing in light of EITF 00-19. The effects of EITF 00-19 on our interim financial statements stemming from the correct accounting treatment of the July 2005 Financing are briefly described below. We currently expect to file an amendment to our Q3 Report promptly after this report that will include our restated financial statements and amended disclosures regarding the accounting treatment of the July 2005 Financing.
As reported in our Current Report on Form 8-K, filed with the SEC on July 27, 2005 (the “July 27 Report”), on July 21, 2005, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Icahn Partners LP, Icahn Partners Master Fund LP, High River Limited Partnership, Viking Global Equities LP, VGE III Portfolio Ltd., North Sound Legacy Institutional Fund LLC, North Sound Legacy International Ltd. and the Royal Bank of Canada (collectively, the “Investors”) for the sale of 10,810,809 shares of our Common Stock (the “Shares”) and the issuance of warrants to purchase 10,810,809 shares of our Common Stock (the “Warrants”).
Pursuant to the terms of the Purchase Agreement we were obligated to timely file and obtain the effectiveness of a re-sale registration statement on Form S-3 (the “Registration Statement”) covering the resale of the Shares and the shares of our Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”). We timely filed and obtained the effectiveness of the Registration Statement as required by the Purchase Agreement. We are also obligated pursuant to the Purchase Agreement to maintain the effectiveness of the Registration Statement for what at this point is an indeterminate period of time. If we would have failed to timely file and obtain the effectiveness of the Registration Statement or if we fail to maintain the effectiveness of the Registration Statement as provided in the Purchase Agreement, we would be obligated to pay to each Investor a liquidated damages amount determined as follows: For each 30-day period that a filing, effectiveness or maintenance failure shall remain uncured, we would be obligated to pay an amount equal to the purchase price paid to the Company for all Shares then held by such Investor multiplied by 1% for the first 30-day period or any portion thereof and increasing by an additional 1% with regard to each additional 30-day period until such failure is cured.
In accordance with EITF 00-19, due to the potential payment of the above-described liquidated damages, the fair value of the Warrants should have been accounted for as a liability, with an offsetting reduction to additional paid-in capital account at the closing date. JH Cohn concurred with this approach. At the end of the quarterly period ended September 30, 2005, the value of the Warrants should have been remeasured based on the fair market value of the Warrants, and changes to the warrant liability and related gain or loss should have been reflected in the financial statements in our Q3 Report. In accordance with EITF

00-19, this liability would be reclassified to equity when we are no longer at risk of paying any type of liquidated damages pursuant to the Purchase Agreement. A copy of the Purchase Agreement describing these obligations was filed as exhibit 4.23 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, filed with the SEC on August 12, 2005.
In accordance with EITF 00-19, we should have recorded $30,891,817 as a liability for the Warrants in our balance sheet as of September 30, 2005 included in the Q3 Report and our total shareholders’ equity as of September 30, 2005 should have been reported as a deficit of $(6,090,032) instead of $24,801,785 as reported in the Q3 Report. Certain footnote disclosures in the Q3 Report also should have reflected the proper accounting treatment.
Our management discussed with JH Cohn the matters disclosed in this filing. We provided JH Cohn with a copy of the disclosures in this filing along with a request that they furnish us as promptly as possible a letter addressed to the Commission stating whether they agree with the statements made in this report and, if not, stating the respects in which they do not agree. That letter is attached to this report as Exhibit 7.2.
Since this issue arose shortly before we filed our Annual Report on Form 10-K for the year ended December 31, 2005, filed with the SEC on March 16, 2006, the audited financial statements included in that report reflect the correct accounting treatment under EITF 00-19.
Item 8.01. Other Events.
On March 20, 2006, the Company issued a press release regarding the Company’s need to restate its financial statements in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2005 and to amend certain portions of that report to reflect the proper accounting treatment under EITF 00-19 of an equity financing the Company consummated in July 2005. The press release issued by the Company on March 20, 2006 with respect to this matter is included with this report as an exhibit.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits:
     The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.
March 20, 2006	By:	/s/ Carrie E. Carlander
		Name:	Carrie E. Carlander
		Title:	Chief Financial Officer, Vice President Finance, Secretary and Treasurer

Exhibit Index

Exhibit	Description

7.1	Letter from the registrant’s auditors dated March 17, 2006, regarding nonreliance on interim review related to the financial statements included in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2005

7.2	Letter from the registrant’s auditors dated March 20, 2006, regarding agreement with disclosures made under Item 4.02 of this report

99.1	Press release of the registrant dated March 20, 2006